RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

FDIC
JORE INC
45000 HWY 93 SOUTH
RONAN MT 59864
                                                                  CUSTOMER: 4424
                                                                 AS OF: 11/09/01

                            71 TIME CERTIFICATE 15374


ORIGINAL ISSUE DATE:    09/29/99                INTEREST RATE:          4.2500%
ORIGINAL ISSUE VALUE:   51,051.60               MATURITY DATE:          09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:                   365 DAYS
LAST RENEWAL VALUE:     56,888.31

                                *INTEREST ADVICE*
                        *********************************


INTEREST TO BE PAID ON: 11/30/01                INTEREST PAID THIS TERM:  424.73
INTEREST TO BE PAID:      199.51
ON 11/30/01, INTEREST PAID IN 2001 WILL BE 2,915.18.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 12/03/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15374 WILL BE 57,313.04.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
45000 HWY 93 SOUTH
RONAN MT 59864
                                                                   CUSTOMER:4424
                                                                  AS OF:10/19/01

                           71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:          4.2500%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:          09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:                   365 DAYS
LAST RENEWAL VALUE:     72,911.16

                                *INTEREST ADVICE*

INTEREST TO BE PAID ON: 11/10/01                INTEREST PAID THIS TERM:  373.95
INTEREST TO BE PAID:     263.58
ON 11/10/01, INTEREST PAID IN 2001 WILL BE 3,771.49.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 11/13/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 73,285.11.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
45000 HWY 93 SOUTH
RONAN MT 59864
                                                                   CUSTOMER:4424
                                                                  AS OF:11/23/01

                           71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:          4.2500%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:          09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:                   365 DAYS
LAST RENEWAL VALUE:     72,911.16

                                *INTEREST ADVICE*

INTEREST TO BE PAID ON: 12/10/01                INTEREST PAID THIS TERM:  629.95
INTEREST TO BE PAID:     256.00
ON 12/10/01, INTEREST PAID IN 2001 WILL BE 4,027.49.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 12/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 73,541.11.